sezzle
The Responsible Way to Pay™

February 26, 2024

Fourth-Quarter and Fiscal Year 2023 Results

Sezzle Inc. (NASDAQ:SEZL) (**Sezzle** or **Company**) // Purpose-driven digital payment platform, Sezzle, is pleased to provide the market with an update on key financial metrics for the quarter and year ended December 31, 2023.[1]

"There were a number of watershed moments in 2023 - launching Sezzle Anywhere, listing on the NASDAQ, achieving Net Income every quarter, and creating a culture and operating framework that we can leverage," stated Charlie Youakim, Sezzle's Executive Chairman and CEO. *"Our success did not happen overnight, nor was it easy, but it occurred through creativity, dedication, and hard work from each person at Sezzle. We will continue to innovate with a hyperfocus on profitability, as we expect to more than double Net Income in 2024 to $20.0 million."*

Fourth-Quarter 2023 Highlights

- Underlying Merchant Sales (UMS) increased by 33.1% YoY to set a new quarterly high of $601.9 million, driven by robust engagement from our Consumers and Subscribers during the holiday period.
- Total Income of $48.9 million in the quarter, also a new quarterly high, rose 27.8% YoY. When measured against Underlying Merchant Sales, Total Income reached 8.1%.
- Representing the sixth straight quarter of profitability, GAAP Net Income reached $2.9 million in 4Q23.
- The Company posted Adjusted EBTDA and Adjusted EBITDA (non-GAAP financial measures) of $3.2 million and $7.8 million, respectively, for the quarter ended December 31, 2023.
- As of December 31, 2023, Sezzle had $70.7 million of cash on hand ($3.1 million restricted) and $95.0 million drawn on its $100.0 million credit facility.
- Total Stockholders' Equity for 4Q23 stood at $22.1 million, an increase of 149.8% YoY and 22.9 % QoQ.

[1] Results are unaudited preliminary financial results. All metrics are reported in U.S. Dollars.

Full Year 2023 Highlights

- UMS reached a new annual high of $1.8 billion, representing a 4.6% increase from the year prior.
- In FY23, Total Income increased by 26.9% YoY to $159.4 million and represented 8.7% of UMS.
- Total Income less Transaction Related Costs significantly improved by 72.1% YoY to $81.0 million, or 4.4% of UMS, a 174bps YoY improvement as a percentage of UMS.
- Driven by product innovation and monetization initiatives launched in 2023 as well as the carryover of revenue and cost initiatives launched in 2022, GAAP Net Income in FY23 totaled $7.1 million, representing a $45.2 million turnaround compared to FY22. Net Income as a percentage of Total Income in FY23 was 4.5%.
    - The Provision for Credit Losses as a percentage of UMS in FY23 reached a new low of 1.3% compared to 1.7% in FY22.
- The Company's Non-GAAP Adjusted EBITDA rose by $51.4 million to $30.0 million in FY23. Adjusted EBITDA as a percentage of Total Income in FY23 was 18.8%.

Full Year 2024 Guidance

- Net Income: $20.0 million
- Total Income YoY Growth: 20%
- Total Income less Transaction Related Costs: 50% of Total Income

Quarterly Conference Call and Presentation

The Company will host its fourth quarter earnings conference call on February 26, 2024, at 4:30pm ET.

To register for the call, please navigate to: https://dpregister.com/sreg/10186292/fb8c2f1a0c

Upon registration, participants will receive the dial in number. Those without internet access or unable to pre-register may dial in by calling: 1-866-777-2509 (US toll free), 1-412-317-5413 (international toll), or 1-800-822-994 (Australia toll free). A replay will be available until March 4, 2024. To access the replay dial 1-

877-344-7529 (US toll free), 1-412-317-0088 (International toll), or 1-800-984-354 (Australia toll free). Replay access code: 4267222.

In conjunction with the earnings call, the Company will release its presentation on the Sezzle Investor Relations website before the call. Please navigate to the Sezzle Investor Relations website for the presentation that management will review on the call.

4Q23 GAAP Operating Results

($ in thousands)	For the three months ended 4Q23	4Q22	YoY Change
Total Income	$48,902	$38,276	27.8%
Operating Expenses	$41,234	$33,534	23.0%
Operating Expenses as % of Total Income	84.3%	87.6%	(3.3 ppt)
Operating Income	$7,667	$4,742	61.7%
Operating Income as % of Total Income	15.7%	12.4%	3.3 ppt
Operating Income as % of UMS	1.3%	1.0%	0.2 ppt
Net Income	$2,939	$634	363.4%
Net Income as % of Total Income	6.0%	1.7%	4.3 ppt

4Q23 Non-GAAP Results[1]

($ in thousands)	For the three months ended 4Q23	4Q22	YoY Change
Non-Transaction Related Operating Expenses	$17,628	$18,586	(5.2%)
Non-Transaction Related Operating Expenses as % of Total Income	36.0%	48.6%	(12.6 ppt)
Total Income Less Transaction Related Costs	$20,781	$20,204	2.9%
Total Income Less Transaction Related Costs as % of Total Income	42.5%	52.8%	(10.3 ppt)
Total Income Less Transaction Related Costs as % of UMS	3.5%	4.5%	(1.0 ppt)
Adjusted EBITDA	$7,764	$7,043	10.2%
Adjusted EBITDA Margin	15.9%	18.4%	(2.5 ppt)

FY23 GAAP Operating Results

($ in thousands)	For the twelve months ended FY23	FY22	YoY Change
Total Income	$159,357	$125,570	26.9%
Operating Expenses	$137,156	$154,005	(10.9%)
Operating Expenses as % of Total Income	86.1%	122.6%	(36.5 ppt)
Operating Income (Loss)	$22,200	($28,435)	178.1%
Operating Income (Loss) as % of Total Income	13.9%	(22.6%)	36.5 ppt
Operating Income (Loss) as % of UMS	1.2%	(1.6%)	2.8 ppt
Net Income (Loss)	$7,098	($38,094)	118.6%
Net Income (Loss) as % of Total Income	4.5%	(30.3%)	34.8 ppt

FY23 Non-GAAP Results[1]

($ in thousands)	For the twelve months ended FY23	FY22	YoY Change
Non-Transaction Related Operating Expenses	$74,761	$94,791	(21.1%)
Non-Transaction Related Operating Expenses as % of Total Income	46.9%	75.5%	(28.6 ppt)
Total Income Less Transaction Related Costs	$80,994	$47,071	72.1%
Total Income Less Transaction Related Costs as % of Total Income	50.8%	37.5%	13.3 ppt
Total Income Less Transaction Related Costs as % of UMS	4.4%	2.7%	1.7 ppt
Adjusted EBITDA	$29,987	($21,390)	240.2%
Adjusted EBITDA Margin	18.8%	(17.0%)	35.8 ppt

[1] For the reconciliation of GAAP measures to non-GAAP measures, see Appendix.

Appendix - Reconciliation of GAAP to Non-GAAP Measures

Reconciliation of Net Income (Loss) to Adjusted EBTDA and Adjusted EBITDA

	For the three months ended					For the twelve months ended	
(in $ thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net income (loss)	$ 2,939	$ 1,294	$ 1,140	$ 1,725	$ 634	$ 7,098	$ (38,094)
Depreciation and amortization	231	218	206	201	198	856	847
Income tax expense	563	16	21	12	21	611	69
Equity and incentive-based compensation	(134)	1,984	2,437	2,645	2,103	6,931	10,316
Other income and expense, net	(727)	(15)	(1,079)	(113)	200	(1,933)	226
Merger-related costs	-	-	-	-	-	-	6,565
Reimbursement of merger-related costs	-	-	-	-	-	-	(11,000)
Write-off of unamortized debt issuance costs	-	-	-	-	-	-	316
Loss on extinguishment of line of credit	-	-	-	-	814	-	814
Fair value adjustment on warrants	377	(89)	(252)	420	(50)	456	(50)
Adjusted EBTDA	$ 3,249	$ 3,408	$ 2,473	$ 4,889	$ 3,919	$ 14,019	$ (29,991)
Net interest expense	4,515	4,143	3,933	3,377	3,124	15,968	8,601
Adjusted EBITDA	$ 7,764	$ 7,551	$ 6,406	$ 8,265	$ 7,043	$ 29,987	$ (21,390)

Reconciliation of Operating Expenses to Adjusted Operating Expenses

	For the three months ended					For the twelve months ended	
(in $ thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Operating expenses	$ 41,234	$ 35,494	$ 31,174	$ 29,254	$ 33,534	$ 137,156	$ 154,005
Depreciation and amortization	(231)	(218)	(206)	(201)	(198)	(856)	(847)
Equity and incentive-based compensation	134	(1,984)	(2,437)	(2,645)	(2,103)	(6,931)	(10,316)
Merger-related expenses	-	-	-	-	-	-	(6,565)
Reimbursement of merger-related costs	-	-	-	-	-	-	11,000
Write-off of unamortized debt issuance costs	-	-	-	-	-	-	(316)
Adjusted operating expenses	$ 41,137	$ 33,292	$ 28,531	$ 26,408	$ 31,233	$ 129,369	$ 146,961

Reconciliation of Operating Income (Loss) to Total Income Less Transaction Related Costs

	For the three months ended					For the twelve months ended	
(in $ thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Operating income (loss)	$ 7,667	$ 5,350	$ 3,763	$ 5,420	$ 4,742	$ 22,200	$ (28,435)
Personnel	11,700	11,079	12,017	11,574	10,929	46,374	51,217
Third-party technology and data	2,161	2,003	1,904	1,749	1,907	7,816	8,190
Marketing, advertising, and tradeshows	1,856	3,615	3,314	3,199	3,569	11,984	18,972
General and administrative	1,912	2,184	1,698	2,799	2,180	8,588	16,412
Reimbursement of merger-related costs	-	-	-	-	-	-	(11,000)
Net interest expense	(4,515)	(4,143)	(3,933)	(3,377)	(3,124)	(15,968)	(8,601)
Write-off of unamortized debt issuance costs	-	-	-	-	-	-	316
Total income less transaction related costs	$ 20,781	$ 20,088	$ 18,762	$ 21,364	$ 20,204	$ 80,994	$ 47,071

Reconciliation of Operating Expenses to Non-Transaction Related Operating Expenses

	For the three months ended					For the twelve months ended	
(in $ thousands)	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Operating expenses	$ 41,234	$ 35,494	$ 31,174	$ 29,254	$ 33,534	$ 137,156	$ 154,005
Transaction expense	(13,086)	(9,937)	(7,946)	(8,239)	(9,547)	(39,208)	(40,777)
Provision for credit losses	(10,520)	(6,677)	(4,296)	(1,694)	(5,401)	(23,187)	(29,437)
Reimbursement of merger-related costs	-	-	-	-	-	-	11,000
Non-transaction related operating expenses	$ 17,628	$ 18,880	$ 18,932	$ 19,321	$ 18,586	$ 74,761	$ 94,791

Investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.

This 4Q23 business update has been approved by the Company's Executive Chairman and CEO, Charlie Youakim, on behalf of the Sezzle Inc. Board.

Contact Information

Lee Brading, CFA
Investor Relations
+1 651 240 6001
InvestorRelations@sezzle.com

Erin Foran
Media Enquiries
+1 651 403 2184
erin.foran@sezzle.com

About Sezzle Inc.

Sezzle is a fintech company on a mission to financially empower the next generation. Sezzle's payment platform increases the purchasing power for millions of consumers by offering interest-free installment plans at online stores and select in-store locations. Sezzle's transparent, inclusive, and seamless payment option allows consumers to take control over their spending, be more responsible, and gain access to financial freedom.

For more information visit sezzle.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations, whether stated or implied, regarding our financing plans and other future events.

Forward-looking statements generally can be identified by the use of words such as "anticipate," "expect," "plan," "could," "may," "will," "believe," "estimate," "forecast," "goal," "project," other words or expressions of similar meaning (or the negative versions of such words or expressions). These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this press release is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others: impact of the "buy-now, pay-later" ("BNPL") industry becoming subject to increased regulatory scrutiny; impact of operating in a highly competitive industry; impact of macro-economic conditions on consumer spending; our ability to increase our merchant network, our base of consumers and underlying merchant sales (UMS); our ability to effectively manage growth, sustain our growth rate and maintain our market share; our ability to maintain adequate access to capital in order to meet the capital requirements of our business; impact of exposure to consumer bad debts and insolvency of merchants; impact of the integration, support and prominent presentation of

our platform by our merchants; impact of any data security breaches, cyberattacks, employee or other internal misconduct, malware, phishing or ransomware, physical security breaches, natural disasters, or similar disruptions; impact of key vendors or merchants failing to comply with legal or regulatory requirements or to provide various services that are important to our operations; impact of the loss of key partners and merchant relationships; impact of exchange rate fluctuations in the international markets in which we operate; impact of our delisting from the Australian Securities Exchange and trading on Nasdaq Capital Market as our sole trading exchange; our ability to protect our intellectual property rights and third party allegations of the misappropriation of intellectual property rights; our ability to retain employees and recruit additional employees; impact of the costs of complying with various laws and regulations applicable to the BNPL industry in the United States and Canada; and our ability to achieve our public benefit purpose and maintain our B Corporation certification. The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this press release. You are encouraged to read the Company's filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this press release speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company's business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

Non-GAAP Financial Measures

To supplement our operating results prepared in accordance with generally accepted accounting principles in the United States ("GAAP"), we present the following non-GAAP financial measures: Total income less transaction related costs; non-transaction related operating expenses; adjusted earnings before taxes, depreciation, and amortization ("Adjusted EBTDA"); adjusted operating expenses; adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA"); and Adjusted EBITDA margin. Definitions of these non-GAAP financial measures and summaries of the reasons why management believes that the presentation of these non-GAAP financial measures provide useful information to the company and investors are as follows:

- Total income less transaction related costs is defined as GAAP total income less transaction related costs. Transaction related costs is the sum of GAAP transaction expense, provision for credit losses, and net interest expense less non-recurring charges as detailed in the reconciliation table of GAAP operating income (loss) to non-GAAP total income less transaction related costs above. We believe that total income less transaction related costs is a useful financial measure to both management and investors for evaluating the economic value of orders processed on the Sezzle Platform;
- Non-transaction related operating expenses is defined as the sum of GAAP personnel; third-party technology and data; marketing, advertising, and tradeshows; and general and administrative operating expenses. We believe that non-transaction related operating expenses is a useful

financial measure to both management and investors for evaluating our management of operating expenses not directly attributable to orders processed on the Sezzle Platform.

- Adjusted operating expenses is defined as operating expenses adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs as detailed in the reconciliation table of GAAP operating expenses to non-GAAP adjusted operating expenses above. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business.
- Adjusted EBTDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs as detailed in the reconciliation table of GAAP net income (loss) to adjusted EBTDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA is defined as GAAP net income (loss), adjusted for certain non-cash and non-recurring charges including depreciation, amortization, equity and incentive—based compensation, and merger-related costs, as well as net interest expense as detailed in the reconciliation table of GAAP net income (loss) to adjusted EBITDA. We believe that this financial measure is a useful measure for period-to-period comparison of our business by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.
- Adjusted EBITDA margin is defined as Adjusted EBITDA divided by GAAP total income. We believe that this financial measure is a useful measure for period-to-period comparison of our business' unit economics by removing the effect of certain non-cash and non-recurring charges, as well as funding costs, that may not directly correlate to the underlying performance of our business.

Additionally, we have included these non-GAAP measures because they are key measures used by our management to evaluate our operating performance, guide future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of resources. Therefore, we believe these measures provide useful information to investors and other users of this press release to understand and evaluate our operating results in the same manner as our management and board of directors. However, non-GAAP financial measures have limitations, should be considered supplemental in nature, and are not meant as a substitute for the related financial information prepared in accordance with U.S. GAAP. These limitations include the following:

- Total income less transaction-related costs is not intended to be measures of operating profit or cash flow profitability as they exclude key operating expenses such as personnel, general and

administrative, and third-party technology and data, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.

- Non-transaction related operating expenses exclude significant expenses, including transaction expense and provision for credit losses, which have been, and will continue to be for the foreseeable future, significant recurring GAAP expenses.
- Adjusted operating expenses, adjusted EBTDA, adjusted EBITDA, and adjusted EBITDA margin exclude certain recurring, non-cash charges such as depreciation, amortization, and equity and incentive—based compensation, which have been, and will continue to be for the foreseeable future, recurring GAAP expenses. Further, these non-GAAP financial measures exclude certain significant cash inflows and outflows, such as merger-related costs (which are comprised of legal fees in connection with our terminated proposed merger with Zip Co Limited) and reimbursements for such merger-related costs, which have a significant impact on our working capital and cash.
- Adjusted EBITDA excludes net interest expense, which has a significant impact on our GAAP net income (loss), working capital, and cash.
- Long-lived assets being depreciated or amortized may need to be replaced in the future, and these non-GAAP financial measures do not reflect the capital expenditures needed for such replacements, or for any new capital expenditures or commitments.
- These non-GAAP financial measures do not reflect income taxes that may represent a reduction in cash available to us.
- Non-GAAP measures do not reflect changes in, or cash requirements for, our working capital needs.
- Other companies, including companies in our industry, may calculate the non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures.

Because of these limitations, you should not consider these non-GAAP financial measures in isolation or as substitutes for analysis of our financial results as reported under GAAP, and these non-GAAP financial measures should be considered alongside other financial performance measures, including net income (loss) and other financial results presented in accordance with GAAP. We encourage you to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

sezzle
The Responsible Way to Pay™

Consolidated Balance Sheets

	As of December 31,	
	2023	2022
Assets		
Current Assets		
Cash and cash equivalents	$ 67,624,212	$ 68,279,539
Restricted cash, current	2,993,011	1,223,119
Notes receivable	142,885,682	103,581,855
Allowance for credit losses	(12,253,041)	(10,223,451)
Notes receivable, net	130,632,641	93,358,404
Other receivables, net	1,571,728	2,532,710
Prepaid expenses and other current assets	6,223,274	4,737,688
Total current assets	209,044,866	170,131,460
Non-Current Assets		
Internally developed intangible assets, net	1,898,470	1,322,836
Operating right-of-use assets	994,476	86,715
Restricted cash, non-current	82,000	20,000
Other assets	625,471	1,015,527
Total Assets	**$ 212,645,283**	**$ 172,576,538**
Liabilities and Stockholders' Equity		
Current Liabilities		
Merchant accounts payable	$ 74,135,491	$ 83,020,739
Operating lease liabilities	57,316	79,312
Accrued liabilities	10,790,308	10,448,872
Other payables	5,261,436	4,129,371
Deferred revenue	2,643,230	1,516,228
Line of credit, net of unamortized debt issuance costs of $619,094	94,380,906	—
Total current liabilities	187,268,687	99,194,522
Long Term Liabilities		
Long term debt	250,000	250,000
Operating lease liabilities	981,692	—
Line of credit, net of unamortized debt issuance costs of $1,222,525	—	63,777,475
Warrant liabilities	967,257	511,295
Other non-current liabilities	1,083,323	—
Total Liabilities	**190,550,959**	**163,733,292**
Commitments and Contingencies		
Stockholders' Equity*		
Common stock, $0.00001 par value; 750,000,000 shares authorized; 5,826,206 and 5,507,108 shares issued, respectively; 5,697,517 and 5,478,470 shares outstanding, respectively	2,085	2,083
Additional paid-in capital	186,015,079	179,054,368
Treasury stock, at cost: 128,689 and 28,638 shares, respectively	(5,755,961)	(4,072,752)
Accumulated other comprehensive loss	(646,999)	(643,974)
Accumulated deficit	(157,519,880)	(165,496,479)
Total Stockholders' Equity	**22,094,324**	**8,843,246**
Total Liabilities and Stockholders' Equity	**$ 212,645,283**	**$ 172,576,538**

* Effective May 11, 2023, we performed a 1-for-38 reverse stock split. Share amounts (excluding shares authorized and par value) have been retroactively restated.

The Responsible Way to Pay™

Consolidated Statements of Operations and Comprehensive Income (Loss) (unaudited)

	For the years ended December 31,	
	2023	2022
Total income	$ 159,356,772	$ 125,570,441
Operating Expenses		
Personnel	46,373,915	51,217,083
Transaction expense	39,207,768	40,776,825
Third-party technology and data	7,815,915	8,190,022
Marketing, advertising, and tradeshows	11,984,019	18,972,025
General and administrative	8,587,781	16,411,912
Provision for credit losses	23,186,973	29,437,179
Reimbursement of merger-related costs	—	(11,000,000)
Total operating expenses	137,156,371	154,005,046
Operating Income (Loss)	**22,200,401**	**(28,434,605)**
Other Income (Expense)		
Net interest expense	(15,968,380)	(8,600,716)
Other income (expense), net	1,933,450	(225,606)
Loss on extinguishment of line of credit	—	(813,806)
Fair value adjustment on warrants	(455,962)	50,424
Income (Loss) before taxes	7,709,509	(38,024,309)
Income tax expense	611,487	69,447
Net Income (Loss)	**7,098,022**	**(38,093,756)**
Other Comprehensive Loss		
Foreign currency translation adjustment	(3,025)	(1,207,885)
Total Comprehensive Income (Loss)	**$ 7,094,997**	**$ (39,301,641)**
Net income (loss) per share*:		
Basic	$ 1.27	$ (7.00)
Diluted	$ 1.25	$ (7.00)
Weighted-average shares outstanding*:		
Basic	5,606,087	5,443,605
Diluted	5,678,527	5,443,605

* Effective May 11, 2023, we performed a 1-for-38 reverse stock split. Share amounts (excluding shares authorized and par value) have been retroactively restated.

Consolidated Statements of Cash Flows (unaudited)

	For the years ended December 31,	
	2023	2022
Operating Activities:		
Net income (loss)	$ 7,098,022	$ (38,093,756)
Adjustments to reconcile net income (loss) to net cash (used for) provided from operating activities:		
Depreciation and amortization	855,803	847,126
Provision for credit losses	23,186,973	29,437,179
Provision for other credit losses	3,351,966	9,257,284
Equity based compensation and restricted stock vested	6,933,718	10,309,535
Amortization of debt issuance costs	732,029	983,745
Impairment losses on long-lived assets	42,247	39,512
Fair value adjustment on warrants	455,962	(50,424)
Loss on extinguishment of line of credit	—	813,806
Loss on sale of fixed assets	25,621	79,683
Changes in operating assets and liabilities:		
Notes receivable	(59,364,299)	10,590,769
Other receivables	(2,390,165)	(6,710,739)
Prepaid expenses and other assets	(1,219,639)	(1,353,026)
Merchant accounts payable	(9,115,285)	(12,928,944)
Other payables	1,120,852	1,281,500
Accrued liabilities	1,416,863	2,476,822
Deferred revenue	1,126,966	1,516,228
Operating leases	51,933	15,548
Net Cash (Used for) Provided from Operating Activities	**(25,690,433)**	**8,511,848**
Investing Activities:		
Purchase of property and equipment	(81,609)	(52,236)
Internally developed intangible asset additions	(1,283,983)	(955,841)
Net Cash Used for Investing Activities	**(1,365,592)**	**(1,008,077)**
Financing Activities:		
Proceeds from line of credit	54,849,000	71,155,556
Payments to line of credit	(24,849,000)	(84,955,556)
Payments of debt issuance costs	(128,598)	(1,330,901)
Payment of debt extinguishment costs	—	(600,307)
Proceeds from stock option exercises	26,996	100,370
Stock subscriptions collected related to stock option exercises	—	324,378
Repurchase of common stock	(1,683,210)	(381,434)
Net Cash Provided From (Used for) Financing Activities	**28,215,188**	**(15,687,894)**
Effect of exchange rate changes on cash	17,402	(1,183,387)
Net increase (decrease) in cash, cash equivalents, and restricted cash	1,159,163	(8,184,123)
Cash, cash equivalents, and restricted cash, beginning of period	69,522,658	78,890,168
Cash, cash equivalents, and restricted cash, end of period	**$ 70,699,223**	**$ 69,522,658**
Noncash investing and financing activities:		
Lease liabilities arising from obtaining right-of-use assets	$ 1,059,263	$ 8,005
Issuance of warrants	—	561,719
Supplementary disclosures:		
Interest paid	$ 16,362,536	$ 7,790,430
Income taxes paid	452,426	65,395